UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2026

Inspirato Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 839-5060
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On February 3, 2026 (the “Closing Date”), Inspirato Incorporated, a Delaware corporation (the “Company”), completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 16, 2025 (the “Merger Agreement”), by and among Exclusive Investments, LLC, a Delaware limited liability company (“Parent”), Boomerang Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), issued and outstanding immediately prior to the Effective Time (other than shares owned by Parent, Merger Sub or the Company or any of their respective subsidiaries or held by stockholders who properly demanded appraisal) was converted into the right to receive $4.27 per share in cash (the “Merger Consideration”), subject to any applicable withholding taxes. Additionally, upon the Effective Time, (i) each award for restricted stock units covering shares of Class A common stock (“Company RSUs”) that was outstanding immediately prior to the Effective Time, whether vested or unvested, was converted into the right to receive the Merger Consideration payable with respect to the total number of shares of Class A common stock underlying such Company RSUs and (ii) each option to purchase shares of Class A common stock that was outstanding and unexercised immediately prior to the Effective Time was cancelled for no consideration. Each of the Company’s publicly traded warrants (the “Public Warrants”) outstanding immediately prior to the Effective Time automatically and without any required action on the part of the holder thereof, ceased to represent a warrant exercisable for Class A common stock and became a warrant exercisable solely for the right to receive, upon exercise, an amount in cash equal to the Merger Consideration that such holder would have received if such holder had exercised their Public Warrant immediately prior to the Effective Time. The warrants to purchase Class A common stock held by One Planet Group, LLC, a company owned by Payam Zamani, former Chief Executive Officer of Inspirato, were cashed out based on the excess of the Merger Consideration over the exercise price per share of the warrants.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was previously filed by the Company as an exhibit to the Company’s Current Report on Form 8‑K filed on December 18, 2025 and is incorporated herein by reference.
Item 1.02 Termination of Material Definitive Agreements.
The information set forth in the Explanatory Note of this Current Report on Form 8‑K is incorporated herein by reference.
At the Effective Time, Exclusive Investments acquired from Oakstone Ventures, Inc. (“Oakstone Ventures”) the 8% Senior Secured Convertible Note of the Company issued to Oakstone Ventures pursuant to the Investment Agreement dated August 7, 2023 (the “Capital One Note”), pursuant to the Note Termination Agreement entered into among the Company, its subsidiary Inspirato LLC (“Inspirato LLC”) and certain subsidiaries of Inspirato LLC, Oakstone Ventures and Capital One Services, LLC in connection with the execution of the Merger Agreement.
Additionally, in accordance with the terms of the Merger Agreement, immediately prior to the Effective Time, each of the following equity compensation plans of the Company was terminated: (i) the Company’s 2021 Equity Incentive Plan, (ii) the Company’s 2024 Inducement Plan, and (iii) the Company’s 2021 Employee Stock Purchase Plan.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth in the Explanatory Note and Item 3.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8‑K is incorporated herein by reference.
The definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on January 12, 2026 contains additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was previously filed by the Company as an exhibit to the Company’s Current Report on Form 8‑K filed on December 18, 2025 and is incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8‑K is incorporated herein by reference.
On February 3, 2026, in connection with the consummation of the Merger, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) that a certificate of merger was filed with the Secretary of State of the State of Delaware for purposes of consummating the Merger, and requested that Nasdaq file a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 with the SEC to effect the delisting of the Company’s securities on Nasdaq and to deregister the Company’s securities under Section 12(b) of the Exchange Act. As a result, each of the Class A common stock and the Company’s publicly traded warrants was suspended from trading prior to the opening of trading on Nasdaq on February 3, 2026,
The Company intends to file a Certification and Notice of Termination on Form 15 with the SEC to deregister the Company’s securities and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable after the effectiveness of the Form 25.
Item 3.03 Material Modification to Rights of Security Holders.
The information set forth in the Explanatory Note, Item 1.02, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8‑K is incorporated herein by reference.
Item 5.01 Changes in Control of Registrant.
The information set forth in the Explanatory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8‑K is incorporated herein by reference.
As a result of the consummation of the Merger, a change of control of the Company has occurred and the Company became a wholly owned subsidiary of Parent.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8‑K is incorporated herein by reference.
Board of Directors
In accordance with the terms of the Merger Agreement and effective as of the Effective Time, each of the directors of the Company immediately prior to the Effective Time ceased serving on the Company’s board of directors and the director of Merger Sub immediately prior to the Effective Time became the director of the Company from and after the Effective Time. Accordingly, as of the Effective Time, Payam Zamani, Ann Payne, Jordy Spiegel, Julie Wainwright, May Samali, Michael Armstrong and Scott Berman, resigned and ceased serving on the Company’s board of directors and all of its committees. The name of such new director of the Company is James Henderson. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Executive Officers
In accordance with the terms of the Merger Agreement and effective as of the Effective Time, each of the executive officers of the Company immediately prior to the Effective Time ceased serving in their respective roles and the executive officers of Merger Sub immediately prior to the Effective Time became the executive officers of the Company from and after the Effective Time. The names of such new officers of the Company and their respective positions, in each case effective immediately following the Effective Time, are indicated below:

Name	Title
James Henderson	President and Chief Executive Officer
Robin Warne	Chief Financial Officer
Sara Whitford	Secretary
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8‑K is incorporated herein by reference.
In connection with the consummation of the Merger and at the Effective Time, the certificate of incorporation and bylaws of the Company were amended and restated to read in their entirety in the form of the certificate of incorporation and bylaws of Merger Sub immediately prior to the Effective Time. Such amendments reflect, among other things, that the Company is now a privately held, wholly owned subsidiary of Parent and eliminate provisions applicable only to a publicly traded company.
The foregoing description is qualified in its entirety by reference to the full text of the amended and restated certificate of incorporation and bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, hereto and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On February 3, 2026, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	No.	Description
2.1*
Merger Agreement, dated as of December 16, 2025, by and among Inspirato Incorporated, Exclusive Investments, LLC and Boomerang Merger Sub, Inc., incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8‑K filed on December 18, 2025.

3.1		Amended and Restated Certificate of Incorporation of Inspirato Incorporated, effective as of February 3, 2026.
3.2		Amended and Restated Bylaws of Inspirato Incorporated, effective as of February 3, 2026.
99.1		Press Release, dated February 3, 2026, announcing the closing of the Merger.
104		Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).
*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRATO INCORPORATED

Date: February 3, 2026	By:	/s/ Brent Wadman
	Name:	Brent Wadman
	Title:	General Counsel